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                                  Exhibit 10.2

                                                                 Lease Agreement
                                                        Customer Number: 5033592

                               FARM CREDIT LEASING
                                 1600 Colonnade
                                5500 Wayzata BLVD
                            Minneapolis MN 55416-1252


Lessor and Lessee have executed this Lease Agreement effective March 6, 2002 and hereby agree to the terms contained below and in any attachments made a part of this Lease Agreement.

This Lease and the attachments hereto constitute the entire agreement of the parties with respect to the leasing of the Equipment and the other subject matter of this Lease. This Lease supersedes all prior written and/or oral understandings or agreements with respect to the subject matter hereof, and no change, modification, addition, or termination of this Lease shall be enforceable unless in writing and signed by Lessor and Lessee.


Lessee:


                          Dakota Growers Pasta Company
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                            (Print or Type Full Name)

By:
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                      Signature                           Date

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                              Title (if Applicable)

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                      Signature                           Date

Address:  One Pasta Avenue, P.O. Box 21, Carrington, ND 58421-0021

         STATE OF INCORPORATION/ORGANIZATION:     North Dakota

REGISTRATION/ORGANIZATION NUMBER:  7604000

Lessor:

                    Farm Credit Leasing Services Corporation

         By:
         -----------------------------------------------------------------------
                               Signature

                                 1600 Colonnade
                                5500 Wayzata BLVD
                           Minneapolis, MN 55416-1252

         -----------------------------------------------------------------------
                                 Title

         -----------------------------------------------------------------------
                                 Date


In consideration of the mutual covenants hereinafter contained, the parties hereby agree as follows:


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1. LEASE OF EQUIPMENT. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, subject to the terms of this Lease Agreement ("Lease" or "Lease Agreement"), the equipment and other property (collectively, the "Equipment", any one item of which may be referred to individually as an "Item of Equipment") described in any Schedule A ("Schedule A") executed by Lessor and Lessee and made a part hereof. Lessee hereby authorizes Lessor to include in any Schedule A the serial number and other information identifying the Equipment when determined by Lessor. Time is of the essence in Lessee's payment and performance of each of its obligations under this Lease.

Each such Schedule A when executed by the parties shall be deemed to be a part of this Lease, it being understood and agreed that this Lease shall be a Master Lease. All Schedules, addenda or other attachments to this Lease executed by Lessor and Lessee are hereby incorporated herein and made a part hereof. Each Schedule A, incorporating the terms and conditions of this Lease, shall constitute a separate instrument of lease.

2. RENTALS/LEASE TERM. Lessee agrees to pay Lessor rentals for each Item of Equipment leased under this Lease as set forth in the Schedule A applicable to such Item of Equipment. All rentals shall be payable as described to Lessor at Lessor's mailing address set forth in such Schedule A, or to such other person or at such other place as Lessor may from time to time designate in writing. "Scheduled Lease Commencement Date" for purposes of this Lease shall be the first day of the month following the In-Service Date; provided, however, in the event the Daily Billing Option is selected on the applicable Schedule A, the Scheduled Lease Commencement Date shall be the In-Service Date. "In-Service Date" shall be the date Equipment is delivered and accepted by Lessee for lease as provided herein. The "Scheduled Lease Term" shall be as set forth in the applicable Schedule A. Rentals for each Item of Equipment shall commence on the Scheduled Lease Commencement Date with respect to each Item of Equipment. If the In-Service Date occurs prior to the Scheduled Lease Commencement Date, Lessor shall be entitled to a rental ("Interim Rent") for the period from such In-Service Date to the Scheduled Lease Commencement Date (the "Interim Period"). Interim Rent shall be computed by dividing all rentals other than Interim Rent due under the Lease by the actual number of days in the Scheduled Lease Term and multiplying this result by the actual number of days from In-Service Date to Scheduled Lease Commencement Date. Interim Rent (if any) shall be due on the Scheduled Lease Commencement Date. The Scheduled Lease Term, including any Minimum Term as described in Paragraph 3 below, together with the Interim Period, if any, and any renewal period(s) shall constitute the Lease Term ("Lease Term") for each Item of Equipment. Lessee agrees to pay Lessor at the expiration or other termination of the Lease Term, additional rents, as described in the Schedule A or any other document executed in connection with this Lease. The termination of this Lease with respect to certain Items of Equipment shall not affect the continuation of this Lease with respect to other Items of Equipment not subject to such termination. Unless otherwise provided in the event the Lessee exercises the option to renew the Lease, rentals for the renewal period shall be agreed to by the parties at the time of renewal.

3. MINIMUM LEASE TERM. The Minimum Lease Term, if any, ("Minimum Term") shall be set forth in the Schedule A for each Item of Equipment and shall commence on the Scheduled Lease Commencement Date. If the Minimum Term is less than the Scheduled Lease Term, upon completion of the Minimum Term, the Lessee is deemed to have continued the Lease on a month-to-month basis, until completion of the Scheduled Lease Term unless the Lessee notifies the Lessor in writing thirty
(30) days prior to the end of the Minimum Term that it desires to terminate the Lease.

4. FLOATING RENTAL RATE. Notwithstanding any provision to the contrary contained in Paragraph 2 above, if Floating Rate is specified on the Schedule A applicable to an Item of Equipment, the Lessee's rental obligation for such Item of Equipment shall be adjusted at each rental due date based on the index specified on such Schedule A. Rental adjustments will be calculated based on monthly changes in the index up or down. Monthly changes in the index and the outstanding lease balance for each Item of Equipment will be used to compute an adjusted rental amount. Rental adjustments will be compounded and accumulated monthly and billed to the Lessee based on the Rental frequency specified on the appropriate Schedule A.

5. LATE CHARGES. If Lessee fails to pay any rental or other amount required to be paid by Lessee to Lessor, within five (5) days after the due date thereof, Lessee shall (in addition to all other amounts due Lessor) pay Lessor the lesser of one and one-half percent (1.5%) per month, or the maximum amount allowed by law until paid on such unpaid amounts.

6. SECURITY DEPOSIT. If a Security Deposit amount is specified in the Schedule A, Lessee agrees to pay such amount to Lessor prior to the Scheduled Lease Commencement Date. If Lessee has fulfilled all terms and conditions herein, the Security Deposit shall be returned to Lessee without interest or it may be applied to any purchase option exercised by Lessee at the expiration of the Lease.

7. NO WARRANTIES/LESSEE'S OBLIGATIONS (VENDOR NOT AN AGENT). LESSEE ACKNOWLEDGES
THAT: LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT NOR A DEALER THEREIN; THE EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY, DESCRIPTION AND MANUFACTURE SELECTED BY LESSEE; LESSEE IS SATISFIED THAT THE EQUIPMENT IS SUITABLE AND FIT FOR ITS PURPOSES; LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION


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WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, CONDITION,
MERCHANTABILITY, DESIGN OR OPERATION OF THE EQUIPMENT, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE EQUIPMENT OR WORKMANSHIP IN THE EQUIPMENT NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; LESSOR SHALL NOT BE LIABLE TO LESSEE AND LESSEE HEREBY WAIVES ANY CLAIM IT MAY HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE (CONSEQUENTIAL OR OTHERWISE) OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT LEASED HEREUNDER. NO DEFECT OR UNFITNESS OF THE EQUIPMENT NOR ANY REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY VENDOR SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY ANY RENTALS OR PERFORM ANY OTHER OBLIGATION UNDER THIS LEASE. LESSEE UNDERSTANDS AND AGREES THAT NEITHER VENDOR NOR ANY SALES REPRESENTATIVE OR OTHER AGENT OF VENDOR, IS AN AGENT OF LESSOR. NO SALES REPRESENTATIVE OR AGENT OF VENDOR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE. Lessor hereby assigns to Lessee for the duration of this Lease all warranties received by Lessor with respect to the Equipment, to the extent assignable, and Lessor shall have no obligation whatsoever to make any claim on such warranty.

8. LOCATION/INSPECTION/MARKING. The Equipment at all times shall be located at the address specified in the applicable Schedule A unless Lessee has notified Lessor in writing of a change of location for each Item of Equipment and Lessor consents to such change. Lessee shall make the Equipment available for inspection by Lessor's representatives during Lessee's normal business hours and shall make Lessee's log, maintenance and other records pertaining to the Equipment available for inspection and duplication by Lessor's representatives. Lessee shall affix to or place on the Equipment such labels, plates, or other markings indicating Lessor's ownership in the Equipment as may be directed and supplied by Lessor.

9. USE. Lessee agrees all Equipment will only be used in Lessee's trade or business and will be operated by competent and qualified personnel only and in accordance with applicable operating instructions, laws, government regulations, and applicable insurance policies.

10. RISK OF LOSS/GENERAL INDEMNITY. Lessee hereby assumes the risk of bodily injury or death, and of damage to property, including the Equipment, and the loss of such property, from whatsoever cause during the Lease Term. Lessee shall indemnify and hold Lessor harmless from and against any and all claims, losses, liabilities (including patent infringement, negligence, tort and strict liability), damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, sale, purchase, financing, ownership, delivery, rejection, non-delivery, possession, use, transportation, storage, condition, operation, maintenance, repair, return or other disposition of the Equipment or with this Lease, including, without limitation, claims for injury to or death of persons, for damage to property, for violation of any law, rule or regulation of any public authority, and for environmental damage and clean-up. Lessee shall give Lessor prompt notice of any such claim or liability. The provisions of this Paragraph shall survive the expiration or termination of this Lease. Lessee agrees that upon written notice by Lessor of the assertion of any claim, action, damage, obligation, liability, or lien, Lessee shall, at its own cost and expense, at Lessor's written request, assume the full responsibility for the defense thereof. Any payment pursuant to this Paragraph shall include an amount equal to any taxes required to be paid by Lessor as a result of the receipt of such payment.

11. ALTERATIONS/REPAIRS/PERSONAL PROPERTY. Any improvement, replacement, addition, accessory, or repair part for the Equipment shall become the property of Lessor free of all liens and encumbrances and shall be deemed part of the Equipment. The Equipment is, and shall at all times be and remain, personal property, notwithstanding that any Item of Equipment or any part thereof shall now be or hereafter become in any manner affixed or attached to real property or any improvements thereof.

12. MAINTENANCE. Lessee shall pay all costs and expenses of whatever nature resulting from the use and operation of each Item of Equipment. Lessee, at its expense, shall keep the Equipment in good repair, condition and working order, in full compliance with all applicable manufacturer's recommendations, ordinary wear and tear excepted.

13. TAXES. Lessee shall pay when due and be responsible for all charges, taxes and fees which may now or hereafter be imposed or levied by any governmental body or agency required to be paid or collected by Lessor on or relating to the Equipment leased hereunder and the sale, purchase, rental, operation, maintenance or use thereof (excluding any taxes on or measured by the net income of Lessor) together with any penalties or interest applicable thereto, whether the same be payable by or assessed to Lessor or Lessee. If under law or custom such payments may be made only by Lessor, Lessee shall promptly notify Lessor and shall reimburse Lessor, upon demand, all such payments made by Lessor. Upon request, Lessee will furnish to Lessor a photocopy of evidence satisfactory to Lessor reflecting payment by Lessee. The provisions of this Paragraph shall survive the expiration or termination of this Lease.

14. PERSONAL PROPERTY TAXES. Wherever equipment is subject to personal property taxes in the jurisdiction where the Equipment is located, Lessor will properly report any and all property values for all lease transactions with the appropriate property tax assessor or other proper official. Lessee shall reimburse Lessor for all personal property taxes


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assessed by the applicable taxing jurisdiction. If Lessor does not notify Lessee of Lessor's intent to file the applicable property tax return within fourteen
(14) days of the personal property tax return due date, or if Lessee has made a written request that Lessor not file such return, Lessee shall file all property values with the appropriate taxing jurisdiction and assume full responsibility for the payment of all such taxes, assessments, penalties and interest when due. Lessee shall also reimburse Lessor any costs and expenses incurred by Lessor (including reasonable attorneys' fees), as a result of Lessee's failure to report and pay such taxes and charges. The provisions of this Paragraph shall survive the expiration or termination of this Lease.

15. INSURANCE. Lessee shall at its own expense acquire and maintain, during the term hereof, with such insurers, in such form and under such policies as shall be satisfactory to Lessor, both:
     a) all risk property insurance, naming Lessor as loss payee, in amounts and under coverages to provide for rebuilding, repairing or replacing the Equipment in the event of any damage, destruction, loss or theft of the Equipment. The amount of such insurance shall be at least equal to the Equipment Cost described in the Schedule A for each Item of Equipment; and
     b) general comprehensive public liability insurance including coverage for any bodily injury, death, or property damage which may be caused by or related to the Equipment or its operation, in amounts satisfactory to Lessor. Such insurance shall name Lessor as an additional insured.

If any loss occurs it shall be paid by check or draft payable to Lessor. Lessor may endorse Lessee's name thereon as Lessee's agent. Lessee shall furnish to Lessor a certificate of insurance indicating that such insurance coverages are in effect at the time the Equipment is delivered and shall deliver to Lessor, prior to the scheduled expiration or lapse of such insurance coverage evidence satisfactory to Lessor of renewal or replacement coverage. Each insurer shall agree, by endorsement that, (i) such insurance cannot be canceled or altered without at least thirty (30) days prior written notice to Lessor, and (ii) insurance as to the interest of any named additional insured or loss payee other than Lessee shall not be invalidated by any actions, inactions , breach of warranty or conditions or negligence of Lessee or any other person other than Lessor with respect to such policy or policies. If Lessee fails to pay insurance required to be provided by Lessee under this Lease, Lessor may, but is not obligated to provide such insurance. Lessee shall, upon demand reimburse Lessor for any costs, fees, or expenses incurred in providing such insurance.

16.  CASUALTY OCCURRENCE.
     a) For purposes of this Lease, a "Casualty Occurrence" shall mean any Item of Equipment destroyed, irreparably damaged, lost, stolen, unaccounted for, or taken or requisitioned by condemnation or otherwise during the term of this Lease.
     b) In the event that any Item of Equipment shall suffer a Casualty Occurrence, Lessee shall promptly and fully inform Lessor with respect thereto. Lessee shall pay to Lessor, on the first day of the month following the giving of such notice, an amount ("Casualty Loss Value") equal to the sum of: (i) the amount which will cause the Lessor to realize the same rate of return up to the date of the Casualty Occurrence that the Lessor would have realized had the Lease of the Equipment been in effect for the entire Lease Term; and (ii) all installments of rental then due with respect to that Item of Equipment. The total rental described in the Schedule A which contained an Item of Equipment for which a Casualty Loss Value was paid, shall be reduced by a percentage derived by dividing the Cost of the Item of Equipment experiencing the Casualty Occurrence by the Total Equipment Cost described in such Schedule A. Lessor shall be entitled to receive and retain any proceeds from any insurance with respect to such Item of Equipment up to the amount of the Casualty Loss Value. Provided an Event of Default has not occurred and is continuing, Lessor shall pay over such insurance proceeds to Lessee to the extent such amounts exceed the Casualty Loss Value or the entire insurance proceeds received if Lessee has previously paid the Lessor the Casualty Loss Value. Upon Lessor's receipt of such payment, Lessee shall be entitled to whatever interest Lessor may have in said Item of Equipment, in its then condition and location, without warranties, express or implied, and this Lease shall terminate with respect to such Item of Equipment.

17. LOSS AND DAMAGE. No loss, theft, damage, or destruction of Equipment shall relieve Lessee of the obligation to pay rent or perform any other obligation under this Lease. In the event of damage to any Item of Equipment which does not constitute a Casualty Occurrence, Lessee shall at its sole cost and expense immediately repair and restore such Item of Equipment to the condition required by this Lease. Upon receipt of evidence reasonably satisfactory to Lessor of completion of such repairs, Lessor will apply any insurance proceeds received by Lessor on account of such loss to the cost of repairs..

18.  EVENTS OF DEFAULT.  The following shall constitute Events of Default:
     a) Lessee shall fail to pay all or any part of a rental payment or any other payment when due and payable; or
     b) Lessee shall fail to perform or shall breach any of the other covenants herein and shall continue to fail to observe or perform the same for a period of ten (10) days after written notice thereof by Lessor; or
     c) Without Lessor's consent, Lessee removes, sells, transfers, assigns, parts with possession, or sublets any Item of Equipment; or
     d) Lessee creates, incurs, or suffers to exist any mortgage, lien, or other encumbrance or attachment of any kind whatsoever upon or affecting the Equipment or this Lease or any of Lessor's interests thereunder; or


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     e) Lessee becomes insolvent, makes an assignment for the benefit of creditors, ceases or suspends its business, admits in writing its inability to pay its debts as they mature; or bankruptcy, reorganization or other proceedings for the relief of debtors or benefit of creditors shall be instituted by or against Lessee; or
     f) Any representation or warranty made by Lessee herein or in any document or certificate furnished to Lessor proves to be incorrect in any material respect when made; or
     g) Lessee terminates its existence, changes its legal or organizational status, consolidates with, merges into, or conveys or leases substantially all of its assets as an entirety to any person; or
     h) Lessee shall be in default under any other agreement executed with Lessor at any time; or
     i) Lessee shall be in default under any material obligation for the payment of borrowed money, for the deferred purchase price of property or any payment under any lease agreement.

The occurrence of an Event of Default with respect to any Schedule A shall, at the sole discretion of Lessor, constitute an Event of Default with respect to any or all Schedule As to which Lessor is then a party. Notwithstanding the foregoing, Lessor may exercise all rights and remedies independently with respect to each Schedule A.

In this Paragraph 18, "Lessee" also means any guarantor of Lessee's obligations under the Lease and "Lease" also means any guaranty of those obligations.

19. REMEDIES UPON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lessor may do any one or more of the following with or without terminating this Lease:
     a) Declare the entire amount of rental and other charges due and to become due hereunder for the entire Lease Term immediately due and payable;
     b)  Take immediate possession of any and all Equipment without notice;
     c) Sell or lease any Equipment or otherwise dispose, hold, or use such Equipment at Lessor's sole discretion;
     d) Demand payment of all costs incurred by Lessor in the course of correcting any default (including attorneys' fees and costs as described in Paragraph 28 herein);
     e) Proceed against any or all security given in connection herewith which includes but is not limited to sureties and guarantors;
     f) Upon notice to Lessee, cancel this Lease and any or all Schedules executed pursuant hereto. Any cancellation or any termination hereunder shall only occur upon such notice by Lessor and only as to such Items of Equipment included in such notice. This Lease shall continue in full force and effect as to the remaining Items of Equipment, if any;
     g) Exercise any other right or remedy available to Lessor under the Uniform Commercial Code ("UCC") or any other applicable law. If this Lease is deemed at any time to be one intended as security or otherwise, Lessee agrees that the Equipment shall secure all amounts whatsoever owing by Lessee to Lessor;
     h) Recover from Lessee, not as a penalty but as liquidated damages, an amount equal to the sum of: (i) any accrued and unpaid rentals as of the date the Lessor obtains possession of the Equipment following Lessee's default ("Repossession Date"); plus (ii) the present value of all future rentals reserved in the Lease and contracted to be paid over the unexpired term of the Lease discounted at a rate equal to the six (6) month U.S. Treasury Bill rate as of the Repossession Date; plus (iii) all costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorney's fees and costs incurred in connection with or otherwise resulting from the Lessee's default; plus (iv) the present value of the estimated residual value of the Equipment as of the expiration of the Lease; discounted at a rate equal to the six (6) month U.S. Treasury Bill Rate as of the Repossession Date; LESS the amount received by Lessor upon sale or re-lease of such Items of Equipment, if any.

Notwithstanding Paragraph 19(h) above, Lessor and Lessee agree that in the event it is adjudged or otherwise determined that following an Event of Default, Lessor is entitled to the present value of any damages owed to Lessor, the discount rate shall be equal to the six (6) month U.S. Treasury Bill rate in effect at the time the Event of Default occurred. Lessor's rights and remedies provided hereunder or by law shall be cumulative and shall be in addition to all other rights and remedies available to Lessor. Lessor's failure to strictly enforce any provisions of this Lease or any other right available to Lessor shall not be construed as a waiver thereof or as excusing Lessee from future performance.

With respect to any exercise by Lessor of its right to recover and/or dispose of any Equipment or other Collateral (as such term is defined in Paragraph 25 herein) securing Lessee's obligations hereunder, Lessee acknowledges and agrees as follows: (i) Lessor shall have no obligations, subject to the requirements of commercial reasonableness, to clean-up or otherwise prepare the Equipment or any other Collateral for disposition, (ii) Lessor may comply with any applicable state or Federal law requirements in connection with any disposition of the Equipment or other Collateral, and any actions taken in connection therewith shall not be deemed to have adversely affected the commercial reasonableness of any disposition of such Equipment and/or other Collateral, and (iii) Lessor may sell the Equipment or Collateral at public or private sale at which Lessor may purchase the Equipment or Collateral for its own account and apply the net proceeds (after deducting all reasonable expenses of Lessor) to amounts owed to Lessor after an Event of Default with Lessee remaining liable for any deficiency.


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20.  ASSIGNMENT/SUBLEASE.
     a) LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. ANY ATTEMPTED ASSIGNMENT BY LESSEE WITHOUT SUCH CONSENT SHALL BE NULL AND VOID AND SHALL BE AN EVENT OF DEFAULT UNDER THIS LEASE. No sale, assignment or sublease, whether authorized in this Lease or in violation of the terms hereof, shall relieve lessee of its obligations, and Lessee shall remain primarily liable hereunder.
     b) Lessor shall have the right, without notice to Lessee, to assign or create a security interest in this Lease, or assign any of its rights or interests in this Lease, or in the Equipment. If Lessee is given notice of such assignment or security interest, Lessee shall acknowledge such assignment or security interest in writing upon terms satisfactory to Lessor. Upon written notice to Lessee from Lessor of any assignment or of any security interest created by Lessor hereunder, Lessee shall pay rentals directly to such assignee if directed by Lessor to do so. Lessee agrees to confirm in writing receipt of any notice of assignment, syndication, participation or placement, as reasonably may be requested by Lessor or any such assignee or participant (collectively, the "Assignee"). Lessee hereby waives and agrees not to assert against any such Assignee any defense, setoff, recoupment, claim or counterclaim which Lessee has or may at any time hereinafter have against Lessor or any person other than such Assignee, for any reason whatsoever. Lessee will provide reasonable assistance to Lessor in whatever manner necessary in order to permit Lessor to complete any resale, syndication, assignment, participation or placement of the transaction contemplated by this Lease. Upon such assignment and except as may otherwise be provided therein all references in this Lease to Lessor shall include such Assignee. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee.

21. OWNERSHIP. Title to the Equipment shall remain with Lessor at all times and Lessee shall have no right, title, or interest therein except as expressly set forth in this Lease.

22. RETURN OF EQUIPMENT. If Lessee does not exercise any purchase option provided in this Lease, at the expiration of the Lease Term or other termination of this Lease, Lessee shall, at its own expense, deliver the Equipment to such location as may be designated by Lessor. The Equipment shall be delivered by Lessee to Lessor in the same condition as it was when delivered to Lessee, normal wear and tear excepted. Lessor and Lessee agree that, notwithstanding terms contained in the Lease to the contrary, the Lease Term shall not expire until the Equipment is returned to Lessor as provided in this Paragraph. In addition to Lessor's other rights and remedies, if the Equipment is not returned in a timely fashion, or if repairs are necessary to place any Item of Equipment in the condition required under this Lease, Lessee shall continue to pay to Lessor per diem rent at the last prevailing rate under the applicable Schedule A with respect to such Item of Equipment, for the period of delay in redelivery, or for the period of time reasonably necessary to accomplish such repairs, as applicable. Lessor's acceptance of such rent on account of such delay or repair does not constitute a renewal of the term of the related Equipment or Schedule A or a waiver of Lessor's right to prompt return of the Equipment in proper condition.

23. LESSEE'S OPTIONS. So long as all amounts due Lessor have been paid and no Event of Default has occurred and is continuing, Lessee may, upon at least sixty
(60) days advance written notice to Lessor, have the option at the expiration of the Minimum Term to: (i) purchase the Equipment at fair market value; (ii) continue the Lease as provided in Paragraph 3 of this Lease; or (iii) return the Equipment to Lessor as provided in Paragraph 22 herein. So long as all amounts due Lessor have been paid and no Event of Default has occurred and is continuing, Lessee may, upon at least sixty (60) days advance written notice to Lessor, have the option at the expiration of the Scheduled Lease Term to: (i) purchase the Equipment at the Purchase Option Amount specified on the applicable Schedule A or if no such amount is specified, at fair market value; (ii) renew the Lease as provided in Paragraph 2 herein; or (iii) return the Equipment to Lessor as provided in Paragraph 22 herein. As used in this Paragraph 23, Equipment shall mean all, but not less than all, of the Equipment described in any Schedule A.

24.  NOTICES.
     a) Any requirement of the UCC or other applicable statute of reasonable notice shall be met if such notice is given at least ten (10) days before the time of sale, disposition, or other event or thing giving rise to the requirement of notice.
     b) All notices or communications hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile or other electronic transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such party or at such other address as such party shall from time to time designate in writing to the other party, and shall be effective from the date of receipt.
     c) Lessor and Lessee may in writing at any time, and from time to time, change the address to which notice shall be delivered or mailed.

25. FURTHER ASSURANCES/FINANCING STATEMENTS/SECURITY INTEREST. Lessee will promptly execute, or otherwise authenticate, and deliver to Lessor such further documents, instruments, assurances and other records, and take such further action as Lessor may from time to time reasonably request in order to carry out the intent and purpose of this


                                       B-6
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Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor under this Lease (including, without limitation
(i) lien searches, (ii) certificates of title, and (iii) such UCC financing statements, fixture filings and waivers as reasonably may be required by Lessor in connection with any Item of Equipment, any change in circumstances relating to Lessee, or otherwise); provided, however, Lessee hereby authorizes Lessor to file any and all of the same without Lessee's authentication, to the extent permitted by applicable law. Lessee shall provide written notice to Lessor not less than thirty (30) days prior to any contemplated change in the name, the jurisdiction of organization, or address of the chief executive office, of Lessee and Lessee shall pay to Lessor all costs incurred by Lessor including reasonable attorneys' fees, to prepare and file any documents, including UCC financing statements, relating to any such change. In order to secure the prompt payment of the rentals and all of the other amounts from time to time outstanding under and with respect to this Lease, and the performance and observance by Lessee of all the agreements, covenants and provisions hereof, or in the event this Lease should be construed as a lease intended as security, or otherwise, Lessee hereby grants to Lessor a first priority security interest in the Equipment together with, all additions, attachments, accessories and accessions thereto whether or not furnished by the supplier of the Equipment any intangibles, including software, all security deposits, and any and all substitutions, replacements or changes for any Item of Equipment, any other property against which a security interest is granted by Lessee to Lessor (collectively, the "Collateral"), and any and all insurance and/or other proceeds of the Equipment and the Collateral and in such event Lessor shall have all of the rights and remedies of a secured party under the UCC.

26. NON-CANCELABLE LEASE/OBLIGATIONS UNCONDITIONAL/ WAIVER. THIS LEASE CANNOT BE CANCELLED OR TERMINATED EXCEPT AS EXPRESSLY PROVIDED HEREIN. LESSEE HEREBY AGREES THAT LESSEE'S OBLIGATION TO PAY ALL RENTALS AND PERFORM ALL OTHER OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, IRREVOCABLE, UNCONDITIONAL AND INDEPENDENT AND SHALL BE PAID AND PERFORMED WITHOUT ABATEMENT; DEDUCTION OR OFFSET OF ANY KIND OR NATURE WHATSOEVER. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 19 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 19. Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

27. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants that: (i) Lessee is duly organized, validly existing and in good standing under the laws of the jurisdiction specified below the signature of Lessee, and the organizational number assigned to Lessee by such jurisdiction, if any, is as specified below the Lessee's signature; (ii) Lessee's full and accurate legal name is as first provided above; (iii) Lessee is duly qualified to do business wherever necessary to carry on its present business and operations; (iv) Lessee has full power, authority and legal right to enter into and perform this Lease and the execution, delivery and performance of such documents have been duly authorized, do not require the approval of any governmental body, will not violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's certificate of incorporation or bylaws, if any, or constitute a default under, or result in the creation of any lien, charge, encumbrance or security interest upon any assets of the Lessee under any agreement or instrument to which Lessee is a party or by which Lessee or its assets may be bound or affected; (v) this Lease and all schedules and attachments shall have been duly entered into, delivered and shall constitute, legal, valid and binding obligations of Lessee, enforceable in accordance with their terms when executed by Lessor and Lessee; (vi) there are no pending or threatened actions or proceedings to which Lessee is a party, and there are no threatened actions or proceedings of which Lessee has knowledge which either individually or in the aggregate would have a material adverse effect on the business or operations of Lessee.

28. ATTORNEYS' FEES AND COSTS. Lessee acknowledges that Lessee shall be liable for all reasonable attorneys' and other legal fees (including consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration) and other enforcement costs and expenses (including court costs and other related litigation costs) incurred by reason of any default, Event of Default, the exercise of Lessor's rights or remedies, Lessor's enforcement or defense of any other provisions of this Lease, including all expenses incurred in connection with the return or other recovery of any Equipment or other Collateral, the sale, re-lease or other disposition thereof (including but not limited to costs of transportation, possession, storage, refurbishing, advertising and brokers' fees) and all other pre-judgment and post-judgment enforcement related actions taken by Lessor, and/or any actions taken by Lessor in any bankruptcy case involving Lessee, the Equipment or any other Collateral.

29. FINANCIAL STATEMENTS. Lessee shall promptly furnish Lessor with Lessee's annual certified financial statements. Lessee shall also furnish Lessor with other financial information as Lessor may reasonably request. If Lessee does not have certified financial statements available in the normal course of business, Lessee shall provide uncertified financial statements that accurately reflect Lessee's financial condition including copies of its most recent federal income tax returns.

30.  ENFORCEABILITY/CAPTIONS.
     a) If any part, term, or provision of this Lease is held by any court to be unenforceable or prohibited by law, the rights and obligations of the parties shall be construed and enforced with that part, term, or provision limited so as to make it enforceable to the greatest extent allowed by law, or if it is totally unenforceable, as if this Lease did not contain that particular part, term, or provision.
     b) This Lease shall not be effective unless and until accepted by execution by Lessor at the address as set forth below the signature of Lessor.
     c) This Lease shall inure to the benefit of Lessor, its successors, and assigns, and all obligations of Lessee shall bind its permitted successors and assigns.
     d) The headings in this Lease have been included for ease of reference only and shall not be considered in the construction or interpretation of this Lease.

31. CONSTRUCTION/JURISDICTION. THIS LEASE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. Lessee hereby irrevocably submits and consents to the jurisdiction and venue of the state and federal courts located in Minnesota for purposes of resolving all disputes of any nature whatsoever regarding the Lease, or any transaction contemplated hereby, and Lessee hereby irrevocably waives any objection which it may now or hereafter have to the laying of jurisdiction or venue in the federal or state courts of Minnesota. Lessor and Lessee agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confirm personal jurisdiction by mailing a copy thereof, by registered mail, postage prepaid, to such party at its address designated pursuant to this Lease, or as otherwise provided under the respective rules of the state or federal courts of Minnesota. Lessee agrees that any suit to enforce any claim arising out of the Lease or any course of conduct or dealing of Lessor shall be brought and maintained exclusively in any Minnesota state or federal court. Nothing herein shall affect the right of Lessor to bring any action or proceeding against Lessee in the courts of any other jurisdiction.

32. WAIVER OF JURY TRIAL. LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION OR PROCEEDING TO WHICH LESSEE AND/OR LESSOR MAY BE A PARTY ON ANY MATTER WHATSOEVER BASED UPON, ARISING OUT OF, OR IN ANY WAY PERTAINING OR RELATED TO, OR CONNECTED WITH, THIS LEASE OR ANY OTHER AGREEMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR ANY OBLIGATIONS HEREUNDER OR THEREUNDER. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY LESSEE AND LESSOR, WHO ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE OR SUCH OTHER AGREEMENTS OR INSTRUMENTS.

33. FAIR MARKET VALUE. "Fair market value," as to each Item of Equipment for all purposes in connection with this Lease, shall have the meaning and shall be determined in accordance with the procedure set forth in this Paragraph 33. Fair market value shall be determined on the basis of, and be equal in amount to, the value which would be obtained in an arm's length transaction between an informed and willing buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to buy, and an informed and willing seller under no compulsion to sell, and, in such determination, costs or removal from the location of current use shall not be a deduction from such value.

In the event Lessor and Lessee shall be unable to agree upon the fair market value of an Item of Equipment, a determination of fair market value shall be made under the provisions of this Paragraph 33. The party requesting such determination shall deliver a written notice to the other party so indicating and appointing an appraiser selected by the requesting party to determine the fair market value. Within fifteen (15) days after the receipt of such written notice the party receiving such notice shall deliver to the requesting party a written notice appointing an appraiser of its selection to make such determination. The two appraisers appointed in such written notices shall meet promptly to determine the fair market value of such Item of Equipment as of the applicable date. If within thirty (30) days after the initial written notice the two appraisers so appointed by Lessor and Lessee shall be unable to agree upon the fair market value of such Item of Equipment, such appraisers shall within five (5) days thereafter appoint a third appraiser. The decision of the three appraisers so appointed shall be given within a period of ten (10) days after the appointment of such third appraiser. Any decision in which any two appraisers so appointed and acting hereunder concur shall in all cases be binding and conclusive upon Lessor and Lessee. The fees and expenses of the appraisers shall be borne equally by Lessee and Lessor, unless the Lease shall have been terminated pursuant to Paragraph 19, hereof, in which case Lessee shall pay all such fees and expenses.


                                       B-8
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                                       B-9

                               FARM CREDIT LEASING
                                 1600 Colonnade
                                5500 Wayzata BLVD
                            Minneapolis Mn 55416-1252


                                   Schedule A

                                                   Contract Number: 001-6092228


This Schedule A, when executed by both Lessee and Lessor shall be made a part of that Lease Agreement dated March 6, 2002 ("Lease"), between Lessee and Lessor.



Lessee:


                          Dakota Growers Pasta Company
--------------------------------------------------------------------------------
                           ( Print or Type Full Name)

By:
--------------------------------------------------------------------------------
                      Signature                           Date

           ---------------------------------------------------------------------
                              Title (if Applicable)

By:
--------------------------------------------------------------------------------
                      Signature                           Date

                                 1600 Colonnade
                                5500 Wayzata BLVD
                           Minneapolis, MN 55416-1252





Lessor:

        Farm Credit Leasing Services Corporation

        By:
           ---------------------------------------------------------------------
                                    Signature

           ---------------------------------------------------------------------
                                      Title

           ---------------------------------------------------------------------
                                      Date

----------------------------------- ------------------------------------------------------- --------------------- -----------------
Lessee Mailing Address              City, St, Zip Code, County                              Contact               Phone
----------------------------------- ------------------------------------------------------- --------------------- -----------------
One Pasta Avenue                    Carrington, ND 58421   Foster                           Ed Irion              701-652-2855
----------------------------------- ------------------------------------------------------- --------------------- -----------------
Vendor Name                         Address, City, St, Zip Code                             Contact               Phone
----------------------------------- ------------------------------------------------------- --------------------- -----------------

----------------------------------- ------------------------------------------------------- --------------------- -----------------

                                    EQUIPMENT
------------ ------ --------- -------------------------------------------------------------------- --------------- ----------------
                                                                                                                    Fixed Purchase
Asset     New/   MACRS     Quantity/Year/Manufacturer/Model/Description/Serial Number               Equipment Cost  Option or TRA
ID No.    Used   Life                                                                                               amount by
                                                                                                                    asset if
                                                                                                                    applicable
--------- ------ --------- ------------------------------------------------------------------------ --------------- ----------------
274602    Used             Two (2) Braibanti Long Goods Pasta Production Lines further described     $5,000,000.00    $1,750,000.00
                           on the attached Exhibit A.
--------- ------ --------- ------------------------------------------------------------------------ --------------- ----------------

--------- ------ --------- ------------------------------------------------------------------------ --------------- ----------------

--------- ------ --------- ------------------------------------------------------------------------ --------------- ----------------

--------- ------ --------- ------------------------------------------------------------------------ --------------- ----------------

                         TOTAL NET EQUIPMENT COST (list sales tax separately, if applicable)         $5,000,000.00
--------------------------------------------------------------------------------------------------- --------------- ----------------

----------------------------- ---------------------------------- ---------------------- --------------------------------------------
Down Payment:                 Refund Lessee? / / $ n/a           Trade in:              Refund Lessee?  / / $ n/a
Purchase Option Type:         / / FPO / / FMV / / TRA / / Other  Purchase Option Cap:   n/a

Transportation Addendum       / / Yes /X/ No  Addendum Date:     Tax Indemnity Applies: / / Yes /X/ No  Addendum Date:
Applies:
Federal Income Tax Exempt:    / / Yes /X/ No  Why?               Sales Tax Exempt:      / / Yes /X/ No  If yes, Tax ID#:
                                                                                        If no, FCL to capitalize tax: / / Yes /X/No
----------------------------- ---------------------------------- ---------------------- ------------------------------------------

                                  FCL USE ONLY
------------ -------------  ----------- ------------ ----------- -------------- -------------- -------------- ---------------------
FCPR         FC  DC         Estimate     Basis        OF          Promotion      In-Service     Term Expires   Authorization Number
             / / Yes /X/ No                                                        Date
                                                                                  3/31/02
------------ -------------  ----------- ------------ ----------- -------------- -------------- -------------- ---------------------

                               EQUIPMENT LOCATION
                         Same as Lessee Mailing Address /X/
--------------- ---------------------------------------------------------- --------------------- ------- ------------ --------------
Asset ID No.    Company/Street Address/Rural Route (No P.O. Box)           City                  State   Zip Code     County
--------------- ---------------------------------------------------------- --------------------- ------- ------------ --------------

--------------- ---------------------------------------------------------- --------------------- ------- ------------ --------------

--------------- ---------------------------------------------------------- --------------------- ------- ------------ --------------

--------------- ---------------------------------------------------------- --------------------- ------- ------------ --------------

--------------- ---------------------------------------------------------- --------------------- ------- ------------ --------------

                                  LEASE PRICING
-----------------------------------------------------------------------------------------------------------------------------------
  Lease Rate     Scheduled Lease    Minimum Lease         Rental amount *               Rentals            Rental      Total Number
    Factor             Term             Term           (Detail irregular rents       (advanced or         Frequency     of Rentals
                                                               below)                  arrears)
-----------------------------------------------------------------------------------------------------------------------------------
    .01439          60 Months         60 Months             $ 71,949.94                 Advance            Monthly            60
-----------------------------------------------------------------------------------------------------------------------------------
Irregular Rent Detail*:   / / Not Applicable
  Mo/Yr     $Payment Amount           Mo/Yr       $Payment Amount       Mo/Yr     $Payment Amount        Mo/Yr      $Payment Amount
-----------------------------------------------------------------------------------------------------------------------------------
1.       $                          4.       $                       7.       $                       10.       $
-----------------------------------------------------------------------------------------------------------------------------------
2.       $                          5.       $                       8.       $                       11.       $
-----------------------------------------------------------------------------------------------------------------------------------
3.       $                          6.       $                       9.       $                       12.       $
-----------------------------------------------------------------------------------------------------------------------------------
Daily Billing Option               Floating Rate, indexed to 90-day Farm Credit  Lessee Maximum Percentage for purposes of Terminal
                / / Yes / / No     Discount Note       / /  Yes   / / No         Rental Adjustment       %     / / Not Applicable

-----------------------------------------------------------------------------------------------------------------------------------
Security Deposit                   Lessee Percentage for Purposes of Lease
$         / / Not Applicable       Purchase Addendum    %  / /  Not Applicable          *Exclusive of applicable sales tax.
-----------------------------------------------------------------------------------------------------------------------------------

                                    COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------